                                                                   Exhibit 10.18

                               Bank of America

CABLE ADDRESS: CONIL BANK TELEX 02-5233 - SWIFT ADDRESS: CNTL US 44- TELEFAX
NUMBER:  987-6828



DATE:  February 26, 1997

IRREVOCABLE DOCUMENTARY CREDIT NUMBER:  C7319993



     BENEFICIARY                            APPLICANT
                                        ALLSTATE INSURANCE COMPANY
                                        3075 SANDERS  ROAD
NESTLE UK LTD.                          SUITE G5D
ST. GEORGE HOUSE                        NORTHBROOK, ILLINOIS 60062-7127
CROYDON, SURREY CR9 1NR, ENGLAND
ATTN:  COMPANY SECRETARY


                                            AMOUNT
                                        USD 1,500,000.00
                                        ONE MILLION FIVE HUNDRED THOUSAND
                                        AND 00/100'S US DOLLARS

                                            EXPIRATION
                                        DECEMBER 31, 1998 AT OUR COUNTERS



GENTLEMEN:

AT THE REQUEST AND ON THE INSTRUCTIONS OF OUR CUSTOMER, ALLSTATE INSURANCE COMPANY (THE "ACCOUNT PARTY"), WE HEREBY ESTABLISH IN YOUR FAVOR THIS IRREVOCABLE STANDBY, NONTRANSFERABLE LETTER OF CREDIT IN THE ORIGINAL AMOUNT OF USD $1,500,000.00 (ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS ONLY).

SECTION 1. DEFINITIONS: THE FOLLOWING TERMS WHEN USED IN THIS LETTER OF CREDIT SHALL HAVE THE FOLLOWING MEANINGS:

"ACCOUNT PARTY:  IS DEFINED IN THE FIRST PARAGRAPH.

"ADDITIONAL LETTERS OF CREDIT" SHALL MEAN EACH OF THE FOLLOWING LETTERS OF
CREDIT: C7320476 ISSUED BY BANK OF AMERICA ILLINOIS FOR THE ACCOUNT OF PETTIBONE CORPORATION, P372671 ISSUED BY THE CHASE MANHATTAN BANK FOR THE ACCOUNT OF GERALD D. HOSIER, AND N 97 0095 ISSUED BY THE CANADIAN IMPERIAL BANK OF COMMERCE FOR THE ACCOUNT OF TCW SHARED OPPORTUNITY FUNDS II L.P., EACH OF WHICH IS BEING ISSUED CONCURRENTLY HEREWITH.

"AUTHORIZED OFFICER" SHALL MEAN ANY OF YOUR DIRECTORS WHOSE SIGNATURES SHALL HAVE BEEN SATISFACTORILY CERTIFIED TO US.

"BUSINESS DAY" SHALL MEAN ANY DAY ON WHICH WE ARE OPEN FOR THE PURPOSE OF CONDUCTING COMMERCIAL BANKING BUSINESS AT OUR PAYMENT OFFICE.

"LOCAL TIME" MEANS "NEW YORK TIME".

"PAYMENT OFFICE" IS DEFINED IN SECTION 2.

"STATED AMOUNT" MEANS, AT ANY TIME, THE ORIGINAL AMOUNT OF THIS LETTER OF CREDIT SET FORTH IN THE FIRST PARAGRAPH, AS SUCH AMOUNT HAS AT SUCH TIME BEEN REDUCED IN ACCORDANCE WITH SECTION 4.

"STATED EXPIRY DATE" MEANS DECEMBER 31, 1998, OR, UPON OUR ADVICE TO

THIS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: C7319993

YOU AT LEAST FIVE BUSINESS DAYS PRIOR TO SUCH DATE THAT WE ARE EXTENDING THIS LETTER OF CREDIT, OCTOBER 1, 2009; PROVIDED, HOWEVER, THAT, IN THE EVENT THAT ALL THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE INDUSTRIAL REVENUE BONDS ISSUED PURSUANT TO THE TRUST INDENTURE, DATED AS OF OCTOBER 1, 1979, BETWEEN THE INDUSTRIAL DEVELOPMENT BOARD OF THE COUNTY OF KNOX AND THE FIRST NATIONAL BANK OF COLUMBUS AND THE TRUST INDENTURE DATED AS OF SEPTEMBER 1, 1979, BETWEEN TAYLOR COUNTY, FLORIDA AND THE FIRST NATIONAL BANK OF COLUMBUS, SHALL HAVE BEEN PAID IN FULL PRIOR TO DECEMBER 31, 1998 WE MAY INSTEAD EXTEND THE STATED EXPIRY DATE TO SEPTEMBER 1, 2004.

SECTION 2. PRESENTATION: FUNDS UNDER THIS LETTER OF CREDIT WILL BE MADE AVAILABLE TO YOU, IN LAWFUL CURRENCY OF THE UNITED STATES OF AMERICA, AGAINST RECEIPT BY US OF YOUR WRITTEN CERTIFICATE IN THE FORM OF ATTACHMENT 1 HERETO, APPROPRIATELY COMPLETED AND SIGNED BY AN AUTHORIZED OFFICER ACCOMPANIED BY A PHOTOCOPY OF THIS LETTER OF CREDIT PRESENTATION OF EACH SUCH CERTIFICATE SHALL BE MADE IN PERSON AT OUR OFFICE LOCATED AT 231 SOUTH LA SALLE STREET, CHICAGO, ILLINOIS 60697, ATTN: LETTERS OF CREDIT DEPT., (OUR "PAYMENT OFFICE").

SECTION 3. PAYMENTS: DEMAND FOR PAYMENT IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA OF ALL OR ANY PORTION OF THE STATED AMOUNT MAY BE MADE BY YOU UNDER THIS LETTER OF CREDIT AT ANY TIME DURING OUR BUSINESS HOURS AT OUR PAYMENT OFFICE ON ANY BUSINESS DAY. IF ANY SUCH DEMAND FOR PAYMENT IS MADE BY YOU HEREUNDER AT OR PRIOR TO 10:00 A.M. (LOCAL TIME) ON A BUSINESS DAY, AND PROVIDED THAT SUCH DEMAND FOR PAYMENT AND THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH CONFORM TO THE TERMS AND CONDITIONS HEREOF, PAYMENT WILL BE MADE TO YOU, OR TO YOUR DESIGNEE, OF THE AMOUNT DEMANDED, IN SAME DAY FUNDS, AT OUR PAYMENT OFFICE NOT LATER THAN 11:00 A.M. (LOCAL TIME), ON THE THIRD SUCCEEDING BUSINESS DAY. IF SUCH DEMAND FOR PAYMENT IS MADE BY YOU HEREUNDER AFTER 10:00 A.M. (LOCAL TIME) A BUSINESS DAY, AND PROVIDED THAT SUCH DEMAND FOR PAYMENT AND THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH CONFORM TO THE TERMS AND CONDITIONS HEREOF, PAYMENT SHALL BE MADE TO YOU, OR TO YOUR DESIGNEE, OF THE AMOUNT DEMANDED, IN SAME DAY

FUNDS, AT OUR PAYMENT OFFICE NOT LATER THAN 11:00 A.M. (LOCAL TIME), ON THE FOURTH SUCCEEDING BUSINESS DAY. IF REQUESTED BY YOU, PAYMENT UNDER THIS LETTER OF CREDIT WILL BE MADE BY WIRE TRANSFER OF SAME DAY FUNDS TO THE ACCOUNT SPECIFIED IN YOUR DEMAND FOR PAYMENT. IF A DEMAND FOR PAYMENT MADE BY YOU HEREUNDER DOES NOT, IN ANY INSTANCE, CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, WE SHALL GIVE YOU PROMPT NOTICE THAT THE DEMAND FOR PAYMENT WAS NOT EFFECTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, STATING THE REASONS THEREFOR, AND THAT WE WILL (SUBJECT TO YOUR FURTHER INSTRUCTIONS) HOLD ANY DOCUMENTS WHICH HAVE BEEN DELIVERED TO US BY YOU. UPON BEING NOTIFIED THAT THE DEMAND FOR PAYMENT WAS NOT EFFECTED IN CONFORMITY WITH THIS LETTER OF CREDIT, YOU MAY ATTEMPT TO CORRECT ANY SUCH NON-CONFORMING DEMAND FOR PAYMENT TO THE EXTENT THAT YOU ARE THEN ENTITLED AND ABLE TO DO SO.

SECTION 4. REDUCTION OF STATED AMOUNT: EACH PAYMENT MADE BY US HEREUNDER SHALL PERMANENTLY REDUCE THE STATED AMOUNT BY THE AMOUNT OF SUCH PAYMENT, AND NO DEMAND FOR PAYMENT HEREUNDER SHALL EXCEED THE STATED AMOUNT IN EFFECT OF SUCH TIME. THE STATED AMOUNT OF THIS LETTER OF CREDIT SHALL ALSO BE PERMANENTLY REDUCED FROM TIME TO TIME UPON OUR RECEIPT OF YOUR CERTIFICATION IN THE FORM OF ATTACHMENT 2 HERETO, APPROPRIATELY COMPLETED AND SIGNED BY AN AUTHORIZED OFFICER.

SECTION 5. DISCHARGE: ONLY YOU MAY MAKE A DEMAND FOR PAYMENT UNDER THIS LETTER OF CREDIT. UPON THE PAYMENT TO YOU, TO YOUR DESIGNEE, OR TO YOUR ACCOUNT OF THE AMOUNT DEMANDED HEREUNDER, WE SHALL BE FULLY DISCHARGED OF OUR OBLIGATIONS UNDER THIS LETTER OF CREDIT TO THE EXTENT OF SUCH DEMAND FOR PAYMENT, AND TO THE EXTENT OF SUCH PAYMENT, WE SHALL NOT THEREAFTER BE OBLIGATED TO MAKE ANY FURTHER PAYMENT UNDER THIS LETTER OF CREDIT. BY PAYING TO YOU, OR TO YOUR ACCOUNT ANY AMOUNT DEMANDED IN ACCORDANCE HEREWITH, WE MAKE NO REPRESENTATION AS TO THE CORRECTNESS OF THE AMOUNT DEMANDED.

SECTION 6.  TERMINATION:  UPON THE EARLIEST OF:

(A)  THE MAKING BY US OF THE FINAL PAYMENT AVAILABLE TO BE MADE HEREUNDER;

(B) THE CLOSE OF BUSINESS AT OUR PAYMENT OFFICE ON THE STATED EXPIRY DATE, PROVIDED THAT THE ISSUER SHALL HONOR IN ACCORDANCE WITH THE TERMS HEREOF ANY DEMAND FOR PAYMENT MADE ON THE STATED EXPIRY DATE IN COMPLIANCE WITH THE TERMS HEREOF; OR

(C) RECEIPT BY US OF A CERTIFICATE SIGNED BY AN AUTHORIZED OFFICER STATED THAT ALL OBLIGATIONS TO WHICH THIS LETTER OF CREDIT RELATES HAVE BEEN TERMINATED, PAID OR OTHERWISE SATISFIED IN FULL;

THIS LETTER OF CREDIT SHALL AUTOMATICALLY TERMINATE. UPON ITS TERMINATION, YOU SHALL PROMPTLY DELIVER THIS ORIGINAL LETTER OF CREDIT TO US FOR CANCELLATION.

SECTION 7. NOTICES, ETC.: COMMUNICATIONS WITH RESPECT TO THIS LETTER OF CREDIT SHALL BE IN WRITING AND SHALL BE ADDRESSED TO US AT OUR PAYMENT OFFICE,
ATTENTION: LETTER OF CREDIT DEPT., SPECIFICALLY REFERRING THEREON TO THIS LETTER OF CREDIT BY NUMBER, FOLLOWED BY COPIES TO THE ACCOUNT PARTY AT 3075 SANDERS ROAD, SUITE 65D NORTHBROOK, ILLINOIS 600062-7127 AND TOM'S FOODS, INC. AT 900 EIGHTH STREET, COLUMBUS, GA 31902, ATTENTION: S. ALBERT GASTON.

SECTION 8. GOVERNING LAW: THIS LETTER OF CREDIT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING ARTICLE 5 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK (THE "UCC"); PROVIDED, HOWEVER, THAT TO THE EXTENT OF ANY INCONSISTENCY BETWEEN THE TERMS OF THIS LETTER OF CREDIT AND THE UCC, THE TERMS OF THIS LETTER OF CREDIT SHALL GOVERN.

SECTION 9. MISCELLANEOUS: THIS LETTER OF CREDIT MAY NOT BE TRANSFERRED OR ASSIGNED, EITHER IN WHOLE OR IN PART. THIS LETTER OF CREDIT SETS FORTH IN FULL OUR UNDERTAKING, AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED, OR LIMITED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT, OR AGREEMENT REFERRED TO HEREIN.

THIS LETTER OF CREDIT IS ONE OF FOUR LETTERS OF CREDIT WHICH REPLACE THE LETTER OF CREDIT DATED AUGUST 31, 1993 ISSUED BY CANADIAN IMPERIAL BANK OF COMMERCE, LETTER OF CREDIT NO. SYN-93-10030 WHICH ITSELF REPLACES THE LETTER OF CREDIT DATED JUNE 27, 1988 AS AMENDED ON MAY 13, 1993 ISSUED BY CANADIAN IMPERIAL BANK OF COMMERCE, LETTER OF CREDIT NUMBER 114.88\9006.

IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CALL 312-923-5949.


BANK OF AMERICA ILLINOIS



                                   ORIGINAL


THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER:  C7319993



______________________________     ____________________________
FOR CASHIER                        FOR CASHIER



                     THIS DOCUMENT CONSISTS OF 4 PAGE(S)

                                 ATTACHMENT 1
                      CERTIFICATE OF DEMAND FOR PAYMENT


DATE

-----------------------

-----------------------

-----------------------


ATTENTION:   LETTER OF CREDIT DEPT.

RE:  IRREVOCABLE STANDBY LETTER OF CREDIT NO.
                                             --------------------------------


THE UNDERSIGNED, A DULY AUTHORIZED OFFICER OF NESTLE UK LTD. (THE
"BENEFICIARY"), HEREBY CERTIFIES TO _______________________________ (THE
"ISSUER") THAT:

(A) UNLESS OTHERWISE DEFINED, ALL CAPITALIZED TERMS USED HEREIN HAVE THE MEANINGS ASSIGNED THERETO IN THE IRREVOCABLE STANDBY LETTER OF CREDIT NO. _______ (THE "LETTER OF CREDIT"), DATED ________________, 1997, ISSUED BY
     THE ISSUER ON THE APPLICATION OF ____________ (THE "ACCOUNT PARTY").

(B) THE BENEFICIARY IS MAKING A DEMAND FOR PAYMENT IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA UNDER THE LETTER OF CREDIT IN THE AMOUNT OF _____________, WHICH WILL BE APPLIED TO PAYMENT OF THE OBLIGATIONS OF THE BENEFICIARY TO GENERAL MILLS, INC. ("GM") OR CPG PRODUCTS CORP. ("CPG") UNDER THAT CERTAIN GUARANTEE, DATED JULY 12, 1983, BY THE BENEFICIARY IN FAVOR OF GM AND CPG (THE "GUARANTEE"). DEMAND WAS MADE ON THE BENEFICIARY BY GM OR CPG UNDER THE GUARANTEE TO PAY THE AMOUNT REQUESTED HEREIN. THE AMOUNT DEMANDED HEREBY DOES NOT ON THE DATE HEREOF, AND WILL NOT ON THE DATE PAYMENT HEREUNDER IS REQUIRED TO BE MADE AFTER GIVING EFFECT TO ALL OTHER AMOUNTS DEMANDED BUT THEN UNPAID UNDER THE LETTER OF CREDIT, EXCEED THE STATED AMOUNT OF THE LETTER OF CREDIT.

(B) THE BENEFICIARY IS MAKING A DEMAND FOR PAYMENT IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA UNDER THE LETTER OF CREDIT IN THE AMOUNT OF ___________, WHICH IS THE ENTIRE STATED AMOUNT OF THE LETTER OF CREDIT AS IN EFFECT ON THE DATE HEREOF, FOLLOWING THE ACCOUNT PARTY'S FAILURE TO PROVIDE THE BENEFICIARY ON OR BEFORE THE SIXTH BUSINESS DAY PRECEDING DECEMBER 31, 1998, WITH AN IRREVOCABLE LETTER OF CREDIT OR AN UNCONDITIONAL GUARANTEE (EFFECTIVE ON OR BEFORE THE TERMINATION OF THE LETTER OF CREDIT) FROM A SATISFACTORY BANK (AS DEFINED IN SECTION 6.05 OF THE STOCK PURCHASE AGREEMENT DATED AS OF APRIL 26, 1988 BETWEEN ROWNTREE

     INC. AND TF ACQUISITION CORPORATION) DISCHARGING THE BENEFICIARY FROM, OR INDEMNIFYING THE BENEFICIARY WITH RESPECT TO, ITS OBLIGATIONS UNDER THAT CERTAIN GUARANTEE, DATED JULY 12, 1983, BY THE BENEFICIARY IN FAVOR OF GENERAL MILLS, INC. OR CPG PRODUCTS CORP. THE DATE OF THIS DEMAND FOR PAYMENT SHALL NOT BE MORE THAN FIVE BUSINESS DAYS PRIOR TO THE STATED EXPIRY DATE.

(C) CONCURRENTLY HEREWITH, THE BENEFICIARY IS MAKING A PRO RATA DEMAND ON EACH OF THE ADDITIONAL LETTERS OF CREDIT.

(D) UPON ITS RECEIPT OF THE AMOUNT DEMANDED UNDER THE LETTER OF CREDIT, THE BENEFICIARY WILL

     (I) APPLY SUCH AMOUNT DIRECTLY TO THE PAYMENT OF THE BENEFICIARY'S OBLIGATIONS TO GM AND CPG UNDER THE GUARANTEE; AND

     (II) HOLD SUCH AMOUNT FOR APPLICATION OF THE PAYMENT THE BENEFICIARY'S OBLIGATIONS TO GENERAL MILLS, INC. AND CPG PRODUCTS CORP. UNDER THAT CERTAIN GUARANTEE DATED JULY 12, 1983; AND

     (III) IF AFTER THE PAYMENT OF SUCH AMOUNTS LETTER OF CREDIT IS TERMINATED, DELIVER TO YOU THE ORIGINAL COPY OF THE LETTER OF CREDIT AND ALL RELEASES AS YOU MAY REASONABLY REQUEST.

(E)  [INSERT DISBURSEMENT INSTRUCTIONS.]


IN WITNESS WHEREOF, THE BENEFICIARY HAS CAUSED ITS AUTHORIZED OFFICER TO EXECUTE AND DELIVER THIS CERTIFICATE AS OF THE _____ DAY OF ______________,
________.

                                      NESTLE UK LTD.



                                      BY ________________________________
                                           TITLE

                                 ATTACHMENT 2


                                 CERTIFICATE



RE:  IRREVOCABLE LETTER OF CREDIT NO. ________

     THE UNDERSIGNED, DULY AUTHORIZED OFFICER OF NESTLE U.K. LTD. (THE "BENEFICIARY"), HEREBY CERTIFIES TO _____________________ ("ISSUER") AS FOLLOWS WITH RESPECT TO THE ABOVE REFLECTED LETTER OF CREDIT (THE "LETTER OF CREDIT"; TERMS DEFINED THEREIN AND NOT OTHERWISE DEFINED HEREIN BEING USED HEREIN AS THEREIN DEFINED) IN FAVOR OF BENEFICIARY, THAT:


     (1) THE BENEFICIARY HEREBY CONSENTS TO A REDUCTION OF THE STATED AMOUNT OF THE LETTER OF CREDIT BY $______________.

     (2)  THE ISSUER IS HEREBY INSTRUCTED AND AUTHORIZED TO REDUCE THE
          STATED AMOUNT OF LETTER OF CREDIT NO. _____________ BY THE AMOUNT SET FORTH IN PARAGRAPH (1) ABOVE.

     (3) EACH OF THE ADDITIONAL LETTERS OF CREDIT ARE ALSO BEING REDUCED CONCURRENTLY HEREWITH ON A PRO RATA BASIS.

IN WITNESS WHEREOF THE BENEFICIARY HAS EXECUTED AND DELIVERED THIS CERTIFICATE AS OF THE _____ DAY OF ________________________, 19___.


                                     VERY TRULY YOURS,

                                     NESTLE U.K. LTD.



                                     BY:  _____________________________
                                          NAME:
                                          TITLE:

                               Bank of America

CABLE ADDRESS: CONIL BANK TELEX 02-5233 - SWIFT ADDRESS: CNTL US 44- TELFAX
NUMBER:  987-6828



DATE:  ______________________

IRREVOCABLE DOCUMENTARY CREDIT NUMBER:  _________________



       BENEFICIARY                            APPLICANT
                                        PETTIBONE CORPORATION
                                        4225 NAPERVILLE ROAD
NESTLE UK LTD.                          LISLE, IL 60532
ST. GEORGE HOUSE
CROYDON, SURREY CR9 1NR, ENGLAND
ATTN:  COMPANY SECRETARY


                                               AMOUNT
                                        USD 5,500,000.00
                                        FIVE MILLION FIVE HUNDRED THOUSAND
                                        AND 00/100'S US DOLLARS

                                              EXPIRATION
                                        DECEMBER 31, 1998 AT OUR COUNTERS


GENTLEMEN:

AT THE REQUEST AND ON THE INSTRUCTIONS OF OUR CUSTOMER, PETTIBONE CORPORATION (THE "ACCOUNT PARTY"), WE HEREBY ESTABLISH IN YOUR FAVOR THIS IRREVOCABLE STANDBY, NONTRANSFERABLE LETTER OF CREDIT IN THE ORIGINAL AMOUNT OF USD $5,500,000.00 (FIVE MILLION FIVE HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS ONLY).

SECTION 1. DEFINITIONS: THE FOLLOWING TERMS WHEN USED IN THIS LETTER OF CREDIT SHALL HAVE THE FOLLOWING MEANINGS:

"ACCOUNT PARTY:  IS DEFINED IN THE FIRST PARAGRAPH.

"ADDITIONAL LETTERS OF CREDIT" SHALL MEAN EACH OF THE FOLLOWING LETTER OF
CREDIT: P372671 ISSUED BY THE CHASE MANHATTAN BANK FOR THE ACCOUNT OF GERALD D. HOSIER, C7319993 ISSUED BY BANK OF AMERICA ILLINOIS FOR THE ACCOUNT OF ALLSTATE INSURANCE COMPANY, AND N 97 0095 ISSUED BY THE CANADIAN IMPERIAL BANK OF COMMERCE FOR THE ACCOUNT OF TCW SHARED OPPORTUNITY FUND II L.P., EACH OF WHICH IS BEING ISSUED CONCURRENTLY HEREWITH.

"AUTHORIZED OFFICER" SHALL MEAN ANY OF YOUR DIRECTORS WHOSE SIGNATURES SHALL HAVE BEEN SATISFACTORILY CERTIFIED TO US.

"BUSINESS DAY" SHALL MEAN ANY DAY ON WHICH WE ARE OPEN FOR THE PURPOSE OF CONDUCTING COMMERCIAL BANKING BUSINESS AT OUR PAYMENT OFFICE.

"LOCAL TIME" MEANS "NEW YORK TIME".

"PAYMENT OFFICE" IS DEFINED IN SECTION 2.

"STATED AMOUNT" MEANS, AT ANY TIME, THE ORIGINAL AMOUNT OF THIS LETTER OF CREDIT SET FORTH IN THE FIRST PARAGRAPH, AS SUCH AMOUNT HAS AT SUCH TIME BEEN REDUCED IN ACCORDANCE WITH SECTION 4.

"STATED EXPIRY DATE" MEANS DECEMBER 31, 1998, OR, UPON OUR ADVICE TO YOU AT LEAST FIVE BUSINESS DAYS PRIOR TO SUCH DATE THAT WE ARE EXTENDING THIS LETTER OF CREDIT, OCTOBER 1, 2009; PROVIDED, HOWEVER, THAT, IN THE EVENT THAT ALL THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE INDUSTRIAL REVENUE BONDS ISSUED PURSUANT TO THE TRUST INDENTURE, DATED AS OF OCTOBER 1, 1979, BETWEEN THE INDUSTRIAL DEVELOPMENT BOARD OF THE COUNTY OF KNOX AND THE FIRST NATIONAL BANK OF COLUMBUS AND THE TRUST INDENTURE DATED AS OF SEPTEMBER 1, 1979, BETWEEN TAYLOR COUNTY, FLORIDA AND THE FIRST NATIONAL BANK OF COLUMBUS, SHALL HAVE BEEN PAID IN FULL PRIOR TO DECEMBER 31, 1998 WE MAY INSTEAD EXTEND THE STATED EXPIRY DATE TO SEPTEMBER 1, 2004.

SECTION 2. PRESENTATION: FUNDS UNDER THIS LETTER OF CREDIT WILL BE MADE AVAILABLE TO YOU, IN LAWFUL CURRENCY OF THE UNITED STATES OF AMERICA, AGAINST RECEIPT BY US OF YOUR WRITTEN CERTIFICATE IN THE FORM OF ATTACHMENT 1 HERETO, APPROPRIATELY COMPLETED AND SIGNED BY AN AUTHORIZED OFFICER ACCOMPANIED BY A PHOTOCOPY OF THIS LETTER OF CREDIT. PRESENTATION OF EACH SUCH CERTIFICATE SHALL BE MADE IN PERSON AT OUR OFFICE LOCATED AT 231 SOUTH LA SALLE STREET, CHICAGO, ILLINOIS 60697, ATTN: LETTERS OF CREDIT DEPT., (OUR "PAYMENT OFFICE").

SECTION 3. PAYMENTS: DEMAND FOR PAYMENT IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA OF ALL OR ANY PORTION OF THE STATED AMOUNT MAY BE MADE BY YOU UNDER THIS LETTER OF CREDIT AT ANY TIME DURING OUR BUSINESS HOURS AT OUR PAYMENT OFFICE ON ANY BUSINESS DAY. IF ANY SUCH DEMAND FOR PAYMENT IS MADE BY YOU HEREUNDER AT OR PRIOR TO 10:00 A.M. (LOCAL TIME) ON A BUSINESS DAY, AND PROVIDED THAT SUCH DEMAND FOR PAYMENT AND THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH CONFORM TO THE TERMS AND CONDITIONS HEREOF, PAYMENT WILL BE MADE TO YOU, OR TO YOUR DESIGNEE, OF THE AMOUNT DEMANDED, IN SAME DAY FUNDS, AT OUR PAYMENT OFFICE NOT LATER THAN 11:00 A.M. (LOCAL TIME), ON THE THIRD SUCCEEDING BUSINESS DAY. IF SUCH DEMAND FOR PAYMENT IS MADE BY YOU HEREUNDER AFTER 10:00 A.M. (LOCAL TIME) A BUSINESS DAY, AND PROVIDED THAT SUCH DEMAND FOR PAYMENT AND THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH CONFORM TO THE TERMS AND CONDITIONS HEREOF, PAYMENT WILL BE MADE TO YOU, OR TO YOUR DESIGNEE, OF THE AMOUNT DEMANDED, IN SAME DAY FUNDS, AT OUR PAYMENT OFFICE NOT LATER THAN 11:00 A.M. (LOCAL TIME), ON THE THIRD SUCCEEDING BUSINESS DAY. IF SUCH DEMAND FOR PAYMENT IS MADE BY YOU HEREUNDER AFTER 10:00 A.M. (LOCAL TIME) ON A BUSINESS DAY, AND PROVIDED THAT SUCH DEMAND FOR PAYMENT AND THE DOCUMENT PRESENTED IN CONNECTION THEREWITH CONFORM TO THE TERMS AND CONDITIONS HEREOF, PAYMENT SHALL BE MADE TO YOU, OR TO YOUR DESIGNEE, OF THE AMOUNT DEMANDED, IN SAME DAY

FUNDS, AT OUR PAYMENT OFFICE NOT LATER THAN 11:00 A.M. (LOCAL TIME), ON THE FOURTH SUCCEEDING BUSINESS DAY. IF REQUESTED BY YOU, PAYMENT UNDER THIS
LETTER OF CREDIT WILL BE MADE BY WIRE TRANSFER OF SAME DAY FUNDS TO THE
ACCOUNT SPECIFIED IN YOUR DEMAND FOR PAYMENT. IF A DEMAND FOR PAYMENT MADE BY YOU HEREUNDER DOES NOT, IN ANY INSTANCE, CONFORM TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, WE SHALL GIVE YOU PROMPT NOTICE THAT THE DEMAND FOR PAYMENT WAS NOT EFFECTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, STATING THE REASONS THEREFOR, AND THAT WE WILL (SUBJECT TO YOUR FURTHER INSTRUCTIONS) HOLD ANY DOCUMENTS WHICH HAVE BEEN DELIVERED TO US BY YOU. UPON BEING NOTIFIED THAT THE DEMAND FOR PAYMENT WAS NOT EFFECTED IN CONFORMITY WITH THIS LETTER OF CREDIT, YOU MAY ATTEMPT TO CORRECT ANY SUCH NON-CONFORMING DEMAND FOR PAYMENT TO THE EXTENT THAT YOU ARE THEN ENTITLED AND ABLE TO DO SO.

SECTION 4. REDUCTION OF STATED AMOUNT: EACH PAYMENT MADE BY US HEREUNDER SHALL PERMANENTLY REDUCE THE STATED AMOUNT BY THE AMOUNT OF SUCH PAYMENT, AND NO DEMAND FOR PAYMENT HEREUNDER SHALL EXCEED THE STATED AMOUNT IN EFFECT OF SUCH TIME. THE STATED AMOUNT OF THIS LETTER OF CREDIT SHALL ALSO BE PERMANENTLY REDUCED FROM TIME TO TIME UPON OUR RECEIPT OF YOUR CERTIFICATION IN THE FORM OF ATTACHMENT 2 HERETO, APPROPRIATELY COMPLETED AND SIGNED BY AN AUTHORIZED OFFICER.

SECTION 5. DISCHARGE: ONLY YOU MAY MAKE A DEMAND FOR PAYMENT UNDER THIS LETTER OF CREDIT. UPON THE PAYMENT TO YOU, TO YOUR DESIGNEE, OR TO YOUR ACCOUNT OF THE AMOUNT DEMANDED HEREUNDER, WE SHALL BE FULLY DISCHARGED OF OUR OBLIGATIONS UNDER THIS LETTER OF CREDIT TO THE EXTENT OF SUCH DEMAND FOR PAYMENT, AND TO THE EXTENT OF SUCH PAYMENT, WE SHALL NOT THEREAFTER BE OBLIGATED TO MAKE ANY FURTHER PAYMENT UNDER THIS LETTER OF CREDIT. BY PAYING TO YOU, OR TO YOUR ACCOUNT ANY AMOUNT DEMANDED IN ACCORDANCE HEREWITH, WE MAKE NO REPRESENTATION AS TO THE CORRECTNESS OF THE AMOUNT DEMANDED.

SECTION 6.  TERMINATION:  UPON THE EARLIEST OF:

(A)  THE MAKING BY US OF THE FINAL PAYMENT AVAILABLE TO BE MADE HEREUNDER;

(B) THE CLOSE OF BUSINESS AT OUR PAYMENT OFFICE ON THE STATED EXPIRY DATE, PROVIDED THAT THE ISSUER SHALL HONOR IN ACCORDANCE WITH THE TERMS HEREOF ANY DEMAND FOR PAYMENT MADE ON THE STATED EXPIRY DATE IN COMPLIANCE WITH THE TERMS HEREOF; OR

(C) RECEIPT BY US OF A CERTIFICATE SIGNED BY AN AUTHORIZED OFFICER STATED THAT ALL OBLIGATIONS TO WHICH THIS LETTER OF CREDIT RELATES HAVE BEEN TERMINATED, PAID OR OTHERWISE SATISFIED IN FULL;

THIS LETTER OF CREDIT SHALL AUTOMATICALLY TERMINATE. UPON ITS TERMINATION YOU SHALL PROMPTLY DELIVER THIS ORIGINAL LETTER OF CREDIT TO US FOR CANCELLATION.

SECTION 7. NOTICES, ETC.: COMMUNICATIONS WITH RESPECT TO THIS LETTER OF CREDIT SHALL BE IN WRITING AND SHALL BE ADDRESSED TO US AT OUR PAYMENT OFFICE,
ATTENTION: LETTER OF CREDIT DEPT. SPECIFICALLY REFERRING THEREON TO THIS LETTER OF CREDIT BY NUMBER, FOLLOWED BY COPIES TO THE ACCOUNT PARTY AT 3075 SANDERS ROAD, SUITE 65D, NORTHBROOK, ILLINOIS 600062-7127 AND TOM'S FOODS, INC. AT 900 EIGHTH STREET, COLUMBUS, GA 31902, ATTENTION: S. ALBERT GASTON.

SECTION 8 GOVERNING LAW: THIS LETTER OF CREDIT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING ARTICLE 5 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK (THE "UCC"); PROVIDED, HOWEVER, THAT TO THE EXTENT OF ANY INCONSISTENCY BETWEEN THE TERMS OF THIS LETTER OF CREDIT AND THE UCC, THE TERMS OF THIS LETTER OF CREDIT SHALL GOVERN.

SECTION 9 MISCELLANEOUS: THIS LETTER OF CREDIT MAY NOT BE TRANSFERRED OR ASSIGNED, EITHER IN WHOLE OR IN PART. THIS LETTER OF CREDIT SETS FORTH IN FULL OUR UNDERTAKING, AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED, OR LIMITED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT, OR AGREEMENT REFERRED TO HEREIN.

THIS LETTER OF CREDIT IS ONE OF FOUR LETTERS OF CREDIT WHICH REPLACE THE LETTER OF CREDIT DATED AUGUST 31, 1993 ISSUED BY CANADIAN IMPERIAL BANK OF COMMERCE, LETTER OF CREDIT NO. SYN-93-10030 WHICH ITSELF REPLACES THE LETTER OF CREDIT DATED JUNE 27, 1988 AS AMENDED ON MAY 13, 1993 ISSUED BY CANADIAN IMPERIAL BANK OF COMMERCE, LETTER OF CREDIT NUMBER 114.88\9006.

IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CALL 312-923-5949.

BANK OF AMERICA ILLINOIS

                                          ORIGINAL


______________________________            ________________________________
FOR CASHIER                               FOR CASHIER



                     THIS DOCUMENT CONSISTS OF 4 PAGE(S)

                                ATTACHMENT 1
                      CERTIFICATE OF DEMAND FOR PAYMENT


DATE


__________________________________
__________________________________
__________________________________


ATTENTION: LETTER OF CREDIT DEPT.

RE:  IRREVOCABLE STANDBY LETTER OF CREDIT NO. _______________________________


THE UNDERSIGNED, A DULY AUTHORIZED OFFICER OF NESTLE UK LTD. (THE
"BENEFICIARY"), HEREBY CERTIFIES TO __________________________________________
(THE "ISSUER") THAT:

(A) UNLESS OTHERWISE DEFINED, ALL CAPITALIZED TERMS USED HEREIN HAVE THE MEANINGS ASSIGNED THERETO IN THE IRREVOCABLE STANDBY LETTER OF CREDIT NO. _______ (THE "LETTER OF CREDIT"), DATED ________________, 199__, ISSUED BY
     THE ISSUER ON THE APPLICATION OF ____________ (THE "ACCOUNT PARTY").

(B) THE BENEFICIARY IS MAKING A DEMAND FOR PAYMENT IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA UNDER THE LETTER OF CREDIT IN THE AMOUNT OF _____________, WHICH WILL BE APPLIED TO PAYMENT OF THE OBLIGATIONS OF THE BENEFICIARY TO GENERAL MILLS, INC. ("GM") OR CPG PRODUCTS CORP. ("CPG") UNDER THAT CERTAIN GUARANTEE, DATED JULY 12, 1983, BY THE BENEFICIARY IN FAVOR OF GM AND CPG (THE "GUARANTEE"). DEMAND WAS MADE ON THE BENEFICIARY BY GM OR CPG UNDER THE GUARANTEE TO PAY THE AMOUNT REQUESTED HEREIN. THE AMOUNT DEMANDED HEREBY DOES NOT ON THE DATE HEREOF, AND WILL NOT ON THE DATE PAYMENT HEREIN, BE REQUIRED TO BE MADE AFTER GIVING EFFECT TO ALL OTHER AMOUNTS DEMANDED BUT THEN UNPAID UNDER THE LETTER OF CREDIT, EXCEED THE STATED AMOUNT OF THE LETTER OF CREDIT.

(B) THE BENEFICIARY IS MAKING A DEMAND FOR PAYMENT IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA UNDER THE LETTER OF CREDIT IN THE AMOUNT OF ___________, WHICH IS THE ENTIRE STATED AMOUNT OF THE LETTER OF CREDIT AS IN EFFECT ON THE DATE HEREOF, FOLLOWING THE ACCOUNT PARTY'S FAILURE TO PROVIDE THE BENEFICIARY ON OR BEFORE THE SIXTH BUSINESS DAY PRECEDING DECEMBER 31, 1998, WITH AN IRREVOCABLE LETTER OF CREDIT OR AN UNCONDITIONAL GUARANTEE (EFFECTIVE ON OR BEFORE THE TERMINATION OF THE LETTER OF CREDIT) FROM A SATISFACTORY BANK (AS DEFINED IN SECTION 6.05 OF THE STOCK PURCHASE AGREEMENT DATED AS OF APRIL 26, 1988 BETWEEN ROWNTREE

     INC. AND TF ACQUISITION CORPORATION) DISCHARGING THE BENEFICIARY FROM, OR INDEMNIFYING THE BENEFICIARY WITH RESPECT TO, ITS OBLIGATIONS UNDER THAT CERTAIN GUARANTEE, DATED JULY 12, 1983, BY THE BENEFICIARY IN FAVOR OF GENERAL MILLS, INC. OR CPG PRODUCTS CORP. THE DATE OF THIS DEMAND FOR PAYMENT SHALL NOT BE MORE THAN FIVE BUSINESS DAYS PRIOR TO THE STATED EXPIRY DATE.

(C) CONCURRENTLY HEREWITH, THE BENEFICIARY IS MAKING A PRO RATA DEMAND ON EACH OF THE ADDITIONAL LETTERS OF CREDIT.

(D) UPON ITS RECEIPT OF THE AMOUNT DEMANDED UNDER THE LETTER OF CREDIT, THE BENEFICIARY WILL

     (I) APPLY SUCH AMOUNT DIRECTLY TO THE PAYMENT OF THE BENEFICIARY'S OBLIGATIONS TO GM AND CPG UNDER THE GUARANTEE; AND

     (II)  HOLD SUCH AMOUNT FOR APPLICATION OF THE PAYMENT THE
           BENEFICIARY'S OBLIGATIONS TO GENERAL MILLS, INC. AND CPG PRODUCTS CORP. UNDER THAT CERTAIN GUARANTEE DATED JULY 12, 1983; AND

     (III) IF AFTER THE PAYMENT OF SUCH AMOUNTS LETTER OF CREDIT IS TERMINATED, DELIVER TO YOU THE ORIGINAL COPY OF THE LETTER OF CREDIT AND ALL RELEASES AS YOU MAY REASONABLY REQUEST.

(E)  [INSERT DISBURSEMENT INSTRUCTIONS.]


IN WITNESS WHEREOF, THE BENEFICIARY HAS CAUSED ITS AUTHORIZED OFFICER TO EXECUTE AND DELIVER THIS CERTIFICATE AS OF THE _____ DAY OF ______________,
________.

                                       NESTLE UK LTD.



                                       BY ________________________________
                                             TITLE

                                ATTACHMENT 2


                                 CERTIFICATE
                                 -----------

RE:  IRREVOCABLE LETTER OF CREDIT NO. P-372671

     THE UNDERSIGNED, DULY AUTHORIZED OFFICER OF NESTLE U.K. LTD. (THE "BENEFICIARY"), HEREBY CERTIFIES TO _____________________ ("ISSUER") AS FOLLOWS WITH RESPECT TO THE ABOVE REFLECTED LETTER OF CREDIT (THE "LETTER OF CREDIT"; TERMS DEFINED THEREIN AND NOT OTHERWISE DEFINED HEREIN BEING USED HEREIN AS THEREIN DEFINED) IN FAVOR OF BENEFICIARY, THAT:

     (1) THE BENEFICIARY HEREBY CONSENTS TO A REDUCTION OF THE STATED AMOUNT OF THE LETTER OF CREDIT BY $______________.

     (2)  THE ISSUER IS HEREBY INSTRUCTED AND AUTHORIZED TO REDUCE THE
          STATED AMOUNT OF LETTER OF CREDIT NO. _____________ BY THE AMOUNT SET FORTH IN PARAGRAPH (1) ABOVE.

     (3) EACH OF THE ADDITIONAL LETTERS OF CREDIT ARE ALSO BEING REDUCED CONCURRENTLY HEREWITH ON A PRO RATA BASIS.

IN WITNESS WHEREOF THE BENEFICIARY HAS EXECUTED AND DELIVERED THIS CERTIFICATE AS OF THE _____ DAY OF ________________________, 19___.


                                VERY TRULY YOURS,

                                NESTLE U.K. LTD.



                                BY:  _____________________________
                                     NAME:
                                     TITLE:

      The Chase Manhattan Bank
      Irrevocable Standby Letter of Credit P 372671

                                         Date:  February 16, 1997


Beneficiary                              APPLICANT:
Nestle UK Ltd.                           Gerald D. Hosier
St. George's House                       2020 Redmountain Road
Croydon, Surrey CR9 1NR                  Aspen, Colorado 81611
England
Attention:  Company Secretary

Gentlemen:

At the request and on the instructions of our customer, Gerald D. Hosier (the "Account Party"), we hereby establish in your favor this Irrevocable Standby, Nontransferable Letter of Credit in the original amount of USD $2,000,000.00 (TWO MILLION UNITED STATES DOLLARS ONLY).

Section 1 Definitions. The following terms when used in this Letter of Credit shall have the following meanings:

      "Account Party" is defined in the first paragraph.

      "Additional Letters of Credit" shall mean each of the following letters of credit. C7320476 ISSUED BY BANK OF AMERICA ILLINOIS FOR THE ACCOUNT OF PETTIBONE CORPORATION, C71319993 ISSUED BY BANK OF AMERICA ILLINOIS FOR THE ACCOUNT OF ALLSTATE INSURANCE COMPANY, AND N 97 0095 ISSUED BY CANADIAN IMPERIAL BANK OF COMMERCE FOR THE ACCOUNT OF TCW SHARED OPPORTUNITY FUND II L.P., each of which is being issued concurrently herewith.

      "Authorized Officer" shall mean any of your directors whose signature shall have been satisfactorily certified to us.

      "Business Day" shall mean any day on which we are open for the purpose of conducting commercial banking business at our payment office.

      "Local Time" means "New York Time."

      "Payment Office" is defined in Section 2.

      "Stated Amount" means, at any time, the original amount of this Letter of Credit set forth in the first paragraph, as such amount has at such time been reduced in accordance with Section 4.

      "Stated Expiry Date" means December 31, 1998, or, upon our advice to you at least five business days prior to such date that we are extending this Letter of Credit, October 1, 2009; provided, however, that, in the event that all the principal of, premium, if any, and interest on the Industrial Revenue Bonds issued pursuant to the trust indenture, dated as of October 1, 1979, between the Industrial Development Board of the County of Knox and the First National Bank of Columbus and the trust indenture dated as of September 1, 1979, between Taylor County, Florida and the First National Bank of Columbus, shall have been paid in full prior to December 31, 1998, we may instead extend the Stated Expiry Date to September 1, 2004.

Section 2 Presentation. Funds under this Letter of Credit will be made available to you, in lawful currency of the United States of America, against receipt by us of your written certificate in the form of Attachment 1 hereto, appropriately completed and signed by an Authorized Officer accompanied by a photocopy of this Letter of Credit. Presentation of each such certificate shall be made in person at our office located at 55 Water Street, New York, New York 10041, Attention: Standby Letter of Credit Department, Room 1708 (our "Payment Office").

Section 3 Payments. Demand for payment in lawful money of the United States of America of all or any portion of the stated amount may be made by you under this Letter of Credit at any time during our business hours at our Payment Office on any Business Day. If any such demand for payment is made by you hereunder at or prior to 10:00 a.m. (Local Time) on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment will be made to you, or to your designee, of the amount demanded, in same day funds, at our Payment Office not later than 11:00 a.m. (Local Time), on the third succeeding Business day. If such demand for payment is made by you hereunder after 10:00 a.m. (Local Time) on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount demanded, in same day funds, at our Payment Office not later than 11:00 a.m. (Local Time), on the fourth succeeding Business Day.
If requested by you, payment under this Letter of Credit will be made by wire transfer of same day funds to the account specified in your demand for payment. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor, and that we will (subject to your further instructions) hold any documents which have been delivered to us by you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment to the extent that you are then entitled and able to do so.

Section 4 Reduction of Stated Amount. Each payment made by us hereunder shall permanently reduce the Stated Amount by the amount of such payment, and no demand for payment hereunder shall exceed the Stated Amount in effect of such time. The Stated Amount of this Letter of Credit shall also be permanently reduced from time to time upon our receipt of your certification in the form of Attachment 2 hereto, appropriately completed and signed by an Authorized Officer.

Section 5 Discharge. Only you may make a demand for payment under this Letter of Credit. Upon the payment to you, to your designee, or to your account of the amount demanded hereunder, we shall be fully discharged of our obligations under this Letter of Credit to the extent of such demand for payment, and, to the extent of such payment, we shall not thereafter be obligated to make any further payments under this Letter of Credit. By paying to you, or to your account any amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

Section 6  Termination.  Upon the earliest of:

      (A) The making by us of the final payment available to be made hereunder;

      (B) The close of business at our Payment Office on the State Expiry Date, provided that the Issuer shall honor in accordance with the terms hereof any demand for payment made on the Stated Expiry Date in compliance with the terms hereof; or

      (C) Receipt by us of a certificate signed by an Authorized Officer stated that all obligations to which this Letter of Credit relates have been terminated, paid or otherwise satisfied in full;

this Letter of Credit shall automatically terminate. Upon its termination you shall promptly deliver this original Letter of Credit to us for cancellation.

Section 7 Notices, etc. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at our Payment Office,
Attention: Standby Letter of Credit Department Room 1708, specifically referring thereon to this Letter of Credit by number, followed by copies of the Account Party at 2020 Redmountain Road, Aspen, Colorado 81611 and Tom's Foods, Inc. at 900 Eighth Street, Columbus, GA 31902, Attention: S. Albert Gaston.

Section 8 Governing Law. This Letter of Credit shall be deemed to be a contract made under, and shall be governed by, the internal laws of the State of New York, including Article 5 of the Uniform Commercial Code as in effect in the State of New York (the "UCC"); provided, however, that to the extent of any inconsistency between the terms of this Letter of Credit and the UCC, the terms of this Letter of Credit shall govern.

Section 9 Miscellaneous. This Letter of Credit may not be transferred or assigned, either in whole or in part. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified, or limited by reference to any document, instrument, or agreement referred to herein.

     This Letter of Credit is one of four Letters of Credit which replace the Letter of Credit dated August 31, 1993 issued by Canadian Imperial Bank of Commerce, Letter of Credit No. SYN-93-10030 which itself replaces the letter of Credit dated June 27, 1988 as amended on May 13, 1993 issued by Canadian Imperial Bank of Commerce, letter of credit number 114.88\9006.

                                   Very Truly Yours,

                              The Chase Manhattan Bank



                              __________________________________
                                     AUTHORIZED SIGNATURE

                                ATTACHMENT 1
                      CERTIFICATE OF DEMAND FOR PAYMENT


                                                 Date:


The Chase Manhattan Bank
55 Water Street
New York, New York, 10041

Attention: Standby Letter of Credit
           Department Room 1708

Re: IRREVOCABLE STANDBY LETTER OF CREDIT NO. P-372671

The undersigned, a duly Authorized Officer of Nestle UK Ltd. (the
"Beneficiary"), hereby certifies to The Chase Manhattan Bank (the "Issuer") that:

      (a) Unless otherwise defined, all capitalized terms used herein have the meanings assigned thereto in the Irrevocable Standby Letter of Credit No. _______ (the "Letter of Credit"), dated
           ________________, 199__, issued by the Issuer on the application of
           ____________ (the "Account Party").

           (b) The Beneficiary is making a demand for payment in lawful money of the United States of America under the Letter of Credit in the amount of _____________, which will be applied to payment of the obligations of the Beneficiary to General Mills, Inc. ("GM") or CPG Products Corp. ("CPG") under that certain Guarantee, dated July 12, 1983, by the Beneficiary in favor of GM and CPG (the "Guarantee"). Demand was made on the Beneficiary by GM or CPG under the Guarantee to pay the amount requested herein. The amount demanded hereby does not on the date hereof, and will not on the date payment herein be required to be made after giving effect to all other amounts demanded but then unpaid under the Letter of Credit, exceed the Stated Amount of the Letter of Credit.

1/**  (b)   The Beneficiary is making a demand for payment in lawful money of the United States of America under the Letter of Credit in the amount of ___________, which is the entire Stated Amount of the Letter of Credit as in effect on the date hereof, following the Account Party's failure to provide the Beneficiary on or before the sixth Business Day preceding December 31, 1998, with an irrevocable letter of credit or an unconditional guarantee (effective on or before the termination of the Letter of Credit) from a Satisfactory
            Bank (as defined in Section 6.05 of the Stock Purchase Agreement dated as of April 26, 1988 between Rowntree Inc. and TF Acquisition
            Corporation) discharging the Beneficiary from, or indemnifying the Beneficiary with respect to, its obligations under that certain
            Guarantee, dated July 12, 1983, by the Beneficiary in favor of General Mills, Inc. or CPG Products Corp. The date of this demand for payment shall not be more than five Business Days prior to the Stated Expiry Date.

      (c) Concurrently herewith, the Beneficiary is making a pro rata demand on each of the Additional Letters of Credit.

      (d) Upon its receipt of the amount demanded under the Letter of Credit, the Beneficiary will apply such amount directly to the payment of the Beneficiary's obligations to GM and CPG under the Guarantee; and

**          (i)  hold such amount for application of the payment the
                 Beneficiary's obligations to General Mills, Inc. and CPG
                 Products Corp. under that certain Guarantee dated July 12,
                 1983; and

            (ii) if after the payment of such amounts Letter of Credit is terminated, delivery to you the original copy of the Letter of Credit and all releases as you may reasonably request.

                 [Insert disbursement instructions.]




-----------------------
1/**Select appropriate alternative. The second form of clause (i) should only be used if the second form of clause (b) is used and no demand for payment has been made under the Guarantee.

IN WITNESS WHEREOF, the Beneficiary has caused its Authorized Officer to execute and deliver this Certificate as of the _____ day of ______________,
________.

                                     Nestle UK LTD.


                                     By ________________________________
                                           Title

                                ATTACHMENT 2


                                 Certificate


Re:   Irrevocable Letter of Credit No. P-372671

      The undersigned, duly authorized officer of Nestle U.K. Ltd. (the "Beneficiary"), hereby certifies to _____________________ ("Issuer") as follows with respect to the above reflected Letter of Credit (the "Letter of Credit"; terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of Beneficiary, that:

      (1) The Beneficiary hereby consents to a reduction of the Stated Amount of the Letter of Credit by $______________.

      (2) The Issuer is hereby instructed and authorized to reduce the Stated Amount of Letter of Credit No. _____________ by the amount set forth in paragraph (1) above.

      (3) Each of the Additional Letters of Credit are also being reduced concurrently herewith on a pro rata basis.

In witness whereof the Beneficiary has executed and delivered this certificate as of the _____ day of ________________________, 19___.


                                     Very Truly Yours,

                                     NESTLE U.K. LTD.



                                     By:  _____________________________

                                          Name:
                                          Title:

February 27, 1997


     IRREVOCABLE STANDBY LETTER OF CREDIT N 97 0095

BENEFICIARY                            APPLICANT:
Nestle UK Ltd.                   TCW Shared Opportunity Fund II, L.P.
St. George's House               Trust Company of the West
Croydon, Surrey CR9 1NR          11100 Santa Monica Blvd., Suite 2000
England                          Los Angeles, CA 90025
Attention:  Company Secretary

Gentlemen:

At the request and on the instructions of our customer, TCW Shared Opportunity Fund II, L.P. (the "Account Party"), we hereby establish in your favor this Irrevocable Standby, Nontransferable Letter of Credit in the original amount of USD $1,000,000.00 (ONE MILLION UNITED STATES DOLLARS ONLY).

Section 1. Definitions. The following terms when used in this Letter of Credit shall have the following meanings:

     "Account Party" is defined in the first paragraph.

     "Additional Letters of Credit" shall mean each of the following letters of credit. C7320476 issued by Bank of America Illinois for the account of Pettibone Corporation, C372671 issued by Bank of America Illinois for the account of Gerald D. Hosier and C7319993 issued by Bank of America of Illinois for the account of Allstate Insurance Company, each of which is being issued concurrently herewith.

     "Authorized Officer" shall mean any of your directors whose signatures shall have been satisfactorily certified to us.

     "Business Day" shall mean any day on which we are open for the purpose of conducting commercial banking business at our payment office.

     "Local Time" means "New York Time".

     "Payment Office" is defined in Section 2.

     "Stated Amount" means, at any time, the original amount of this Letter of Credit set forth in the first paragraph, as such amount has at such time been reduced in accordance with Section 4.

     "Stated Expiry Date" means December 31, 1998, or, upon our advice to you at least five business days prior to such date that we are extending this Letter of Credit, October 1, 2009; Provided, However, that, in the event that all the principal of, premium, if any, and interest on the Industrial Revenue Bonds issued pursuant to the trust indenture, dated as of October 1, 1979, between the Industrial Development Board of the County of Knox and the First National Bank of Columbus and the trust indenture dated as of September 1, 1979, between Taylor County, Florida and the First National Bank of Columbus, shall have been paid in full prior to December 31, 1998, we may instead extend the Stated Expiry Date to September 1, 2004.

Section 2. Presentation. Funds under this Letter of Credit will be made available to you, in lawful currency of the United States of America, against receipt by us of your written certificate in the form of Attachment 1 hereto, appropriately completed and signed by an Authorized Officer accompanied by a photocopy of this Letter of Credit. Presentation of each such certificate shall be made in person at our office located at 2727 Paces Ferry Road, Suite 1200, Building Two, Atlanta, Georgia, 30339, Attention: Letter of Credit Department, (our "Payment Office").

Section 3. Payments. Demand for payment in lawful money of the United States of America of all or any portion of the stated amount may be made by you under this Letter of Credit at any time during our business hours at our Payment Office on any Business Day. If any such demand for payment is made by you hereunder at or prior to 10:00 a.m. (Local Time) on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment will be made to you, or to your designee, of the amount demanded, in same day funds, at our Payment Office not later than 11:00 a.m. (Local Time), on the third succeeding Business Day. If such demand for payment is made by you hereunder after 10:00 a.m. (Local Time) on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount demanded, in same day funds, at our Payment Office not later than 11:00 a.m. (Local Time), on the fourth succeeding Business Day. If requested by you, payment under this Letter of Credit will be made by wire transfer of same day funds to the account specified in your demand for payment. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor, and that we will (subject to your further instructions) hold any documents which have been delivered to us by you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment to the extent that you are then entitled and able to do so.

Section 4. Reduction of Stated Amount. Each payment made by us hereunder shall permanently reduce the Stated Amount by the amount of such payment, and no demand for payment hereunder shall exceed the Stated Amount in effect of such time. The Stated Amount of this Letter of Credit shall also be permanently reduced from time to time upon our receipt of your certification in the form of Attachment 2 hereto, appropriately completed and signed by an Authorized Officer.

Section 5 Discharge. Only you may make a demand for payment under this Letter of Credit. Upon the payment to you, to your designee, or to your account of the amount demanded hereunder, we shall be fully discharged of our obligations under this Letter of Credit to the extent of such demand for payment, and, to the extent of such payment, we shall not thereafter be obligated to make any further payments under this Letter of Credit. By paying to you, or to your account any amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

Section 6  Termination.  Upon the earliest of:

     (A) The making by us of the final payment available to be made hereunder;

     (B) The close of business at our Payment Office on the Stated Expiry Date, provided that the Issuer shall honor in accordance with the terms hereof any demand for payment made on the Stated Expiry Date in compliance with the terms hereof; or

     (C) Receipt by us of a certificate signed by an Authorized Officer stated that all obligations to which this Letter of Credit relates have been terminated, paid or otherwise satisfied in full;

this Letter of Credit shall automatically terminate. Upon its termination you shall promptly deliver this original Letter of Credit to us for cancellation.

Section 7 Notices, etc. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at our Payment Office,
Attention: Standby Letter of Credit Department Room 1708, specifically referring thereon to this Letter of Credit by number, followed by copies of the Account Party at Trust Company of the West, 11100 Santa Monica Blvd., Suite 2200, Los Angeles, CA, 90025 and Tom's Foods, Inc. at 900 Eighth Street, Columbus, GA 31902,
Attention:  S. Albert Gaston.

Section 8 Governing Laws. This Letter of Credit shall be deemed to be a contract made under, and shall be governed by, the internal laws of the State of New York, including Article 5 of the Uniform Commercial Code as in effect in the State of New York (the "UCC"); provided, however, that to the extent of any inconsistency between the terms of this Letter of Credit and the UCC, the terms of this Letter of Credit shall govern.

Section 9 Miscellaneous. This Letter of Credit may not be transferred or assigned, either in whole or in part. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified, or limited by reference to any document, instrument, or agreement referred to herein.

     This Letter of Credit is one of four Letters of Credit which replace the Letter of Credit dated August 31, 1993 issued by Canadian Imperial Bank of Commerce, Letter of Credit No. SYN-93-10030 which itself replaces the letter of Credit dated June 27, 1988 as amended on May 13, 1993 issued by Canadian Imperial Bank of Commerce, letter of credit number 114.88\9006.


                                    Very truly yours,

                                The Chase Manhattan Bank



                                __________________________________
                                     AUTHORIZED SIGNATURE

                                ATTACHMENT 1
                      CERTIFICATE OF DEMAND FOR PAYMENT


                                          Date:


The Chase Manhattan Bank
55 Water Street
New York, New York, 10041


Attention: Standby Letter of Credit
           Department Room 1708

Re:  IRREVOCABLE STANDBY LETTER OF CREDIT NO. P-372671

The undersigned, a duly Authorized Officer of Nestle UK Ltd. (the
"Beneficiary"), hereby certifies to The Chase Manhattan Bank (the "Issuer") that:

     (a) Unless otherwise defined, all capitalized terms used herein have the meanings assigned thereto in the Irrevocable Standby Letter of Credit No. _______ (the "Letter of Credit"), dated
          ________________, 199__, issued by the Issuer on the application of
          ____________ (the "Account Party").

          (b) The Beneficiary is making a demand for payment in lawful money of the United States of America under the Letter of Credit in the amount of _____________, which will be applied to payment of the obligations of the Beneficiary to General Mills, Inc. ("GM") or CPG Products Corp. ("CPG") under that certain Guarantee, dated July 12, 1983, by the Beneficiary in favor of GM and CPG (the "Guarantee"). Demand was made on the Beneficiary by GM or CPG under the Guarantee to pay the amount requested herein. The amount demanded hereby does not on the date hereof, and will not on the date payment herein is required to be made after giving effect to all other amounts demanded but then unpaid under the Letter of Credit, exceed the Stated Amount of the Letter of Credit.

1/** (b) The Beneficiary is making a demand for payment in lawful money of the United States of America under the Letter of Credit in the amount of ___________, which is the entire Stated Amount of the Letter of Credit as in effect on the date hereof, following the Account Party's failure to provide the Beneficiary on or before the sixth Business Day preceding December 31, 1998, with an irrevocable letter of credit or an unconditional guarantee (effective on or before the termination of the Letter of Credit) from a Satisfactory Bank (as defined in Section 6.05 of the Stock Purchase Agreement dated as of April 26, 1988 between Rowntree Inc. and TF Acquisition Corporation) discharging the Beneficiary from, or indemnifying the Beneficiary with respect to, its obligations under that certain Guarantee, dated July b12, 1983, by the Beneficiary in favor of General Mills, Inc. or CPG Products Corp. The date of this demand for payment shall not be more than five Business Days prior to the Stated Expiry Date.

     (c) Concurrently herewith, the Beneficiary is making a pro rata demand on each of the Additional Letters of Credit.

     (d) Upon its receipt of the amount demanded under the Letter of Credit, the Beneficiary will apply such amount directly to the payment of the Beneficiary's obligations to GM and CPG under the Guarantee; and

**         (i)  hold such amount for application of the payment the
                Beneficiary's obligations to General Mills, Inc. and CPG
                Products Corp. under that certain Guarantee dated July 12,
                1983; and

           (ii) if after the payment of such amounts Letter of Credit is terminated, delivery to you the original copy of the Letter of Credit and all releases as you may reasonably request.

                [Insert disbursement instructions.]


IN WITNESS WHEREOF, the Beneficiary has caused its Authorized Officer to execute and deliver this Certificate as of the _____ day of ______________,
________.

                                 Nestle UK LTD.



  _______________________

  1/**Select appropriate alternative. The second form of clause (i) should only be used if the second form of clause (b) is used and no demand for payment has been made under the Guarantee.

                                   By ________________________________
                                      Title

                                ATTACHMENT 2


                                 Certificate


Re:  Irrevocable Letter of Credit No. P-372671

     The undersigned, duly authorized officer of Nestle U.K. Ltd. (the "Beneficiary"), hereby certifies to _____________________ ("Issuer") as follows with respect to the above reflected Letter of Credit (the "Letter of Credit"; terms defined therein and not otherwise defined herein being used herein as therein defined) in favor of Beneficiary, that:

     (1) The Beneficiary hereby consents to a reduction of the Stated Amount of the Letter of Credit by $______________.

     (2) The Issuer is hereby instructed and authorized to reduce the Stated Amount of Letter of Credit No. _____________ by the amount set forth in paragraph (1) above.

     (3) Each of the Additional Letters of Credit are also being reduced concurrently herewith on a pro rata basis.

In witness whereof the Beneficiary has executed and delivered this certificate as of the _____ day of ________________________, 19___.


                                 Very truly yours,

                                 NESTLE U.K. LTD.



                                 By:  _____________________________

                                      Name:
                                      Title: